SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 23, 2008
United Bankshares, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)
(304) 424-8800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On October 23, 2008, United Bankshares, Inc. (“United”) announced its financial results for the third quarter and first nine months of 2008. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report. The press release and supplemental financial information are being furnished under Item 2.02 of this Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) The following exhibits are being furnished herewith:
99.1	Press Release, dated October 23, 2008, issued by United Bankshares, Inc.

99.2	Unaudited Supplemental Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: October 23, 2008	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President, Treasurer, Secretary and Chief Financial Officer